UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2006

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	000-29225	73-1513309
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated May 10, 2006
Transcript of First Quarter Earnings Conference Call on May 11, 2006
Press Release dated May 11, 2006
Press Release dated May 11, 2006
Press Release dated May 11, 2006

Item 2.02 Results of Operations and Financial Condition
     On May 10, 2006, Dobson Communications Corporation (the “Company”) issued a press release announcing its results for its first quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item by reference.
     On May 11, 2006, the Company held a conference call to report the Company’s results for its first quarter ended March 31, 2006. A transcript of the conference call is attached as Exhibit 99.2 and is incorporated into this Item by reference.
     This information (including the Exhibits) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.
Item 8.01 Other Events
     On May 11, 2006, the Company, through its wholly-owned subsidiary, American Cellular Corporation, issued a press release announcing that it has agreed to acquire Highland Cellular LLC, which provides cellular wireless service to West Virginia 7 Rural Service Area, or RSA and four adjacent counties in West Virginia 6 RSA and Virginia 2 RSA. In addition, Highland Cellular owns PCS wireless spectrum in West Virginia and Virginia. The total merger consideration is approximately $95 million. The merger is subject to customary closing conditions, including the expiration of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976 and the approval by the Federal Communications Commission. The merger is expected to close in September 2006. A copy of the press release is attached as Exhibit 99.3 and is incorporated into this Item by reference.
     On May 11, 2006, the Company also issued a press release announcing that its wholly owned subsidiary Dobson Cellular Systems, Inc. (“Dobson Cellular”) intends to offer, subject to market and other conditions, $250 million principal amount of 8 3/8% Series B First Priority Senior Secured Notes due 2011 (the “Notes”) in a private offering pursuant to exemptions from the registration requirements of the Securities Act of 1933. In a subsequent press release issued on May 11, 2006, the Company announced the pricing of the offering of the Notes by Dobson Cellular. The Company announced that it intends to use the net proceeds from the offering of the Notes, along with cash on hand, to purchase all of Dobson Cellular’s First Priority Senior Secured Floating Rate Notes due 2011 (the “Floating Rate Notes”) tendered pursuant to the previously announced tender offer and consent solicitation and to redeem, defease or otherwise discharge any remaining Floating Rate Notes. The offering of the Notes will be made pursuant to exemptions from the registration requirements of the Securities Act of 1933. A copy of the press releases announcing the intended offering and pricing of the Notes are attached as Exhibits 99.4 and 99.5, respectively, and are incorporated into this Item by this reference.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:
99.1	Press Release dated May 10, 2006

99.2	Transcript of first quarter earnings conference call on May 11, 2006

99.3	Press Release dated May 11, 2006

99.4	Press Release dated May 11, 2006

99.5	Press Release dated May 11, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION

Date: May 12, 2006	By:	/s/ Ronald L. Ripley

	Name:	Ronald L. Ripley
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 10, 2006

99.2	Transcript of first quarter conference call on May 11, 2006

99.3	Press Release dated May 11, 2006

99.4	Press Release dated May 11, 2006

99.5	Press Release dated May 11, 2006

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